UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

VERTIV HOLDINGS CO
Exact name of registrant as specified in its charter

Delaware	001-38518	81-2376902
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 Dearborn Drive, Columbus, Ohio 43085
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 15, 2021, Vertiv Holdings Co (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.
Proposal 1: Stockholders elected nine directors to the Board of Directors, each for a term of one year expiring at the 2022 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, based on the following votes:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
David M. Cote	271,502,861	11,777,511	426,273	14,037,107
Rob Johnson	277,688,182	5,590,785	427,678	14,037,107
Joseph van Dokkum	208,617,276	74,647,193	442,176	14,037,107
Roger Fradin	222,380,571	60,883,598	442,476	14,037,107
Jacob Kotzubei	249,359,966	33,903,729	442,950	14,037,107
Matthew Louie	275,281,794	7,982,043	442,808	14,037,107
Edward L. Monser	231,516,555	51,761,577	428,513	14,037,107
Steven S. Reinemund	280,317,697	2,946,597	442,351	14,037,107
Robin L. Washington	278,014,087	5,242,334	450,224	14,037,107
Proposal 2: Stockholders approved on an advisory basis, the compensation of the Company’s named executive officers, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
271,467,525	11,963,905	275,215	14,037,107
Proposal 3: Stockholders approved, on an advisory basis, that the frequency of future advisory votes to approve the compensation of the Company’s named executive officers should be every one year, based on the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
223,144,123	394,009	60,035,321	133,192	14,037,107
Proposal 4: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
295,862,803	1,709,927	171,022	0
Proposal 5: Stockholders approved an amendment to the certificate of incorporation of the Company to correct scrivener’s errors and confirm that directors are elected to one-year terms and can be removed with or without cause, along with other related changes, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
283,483,935	104,647	118,063	14,037,107

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021	Vertiv Holdings Co
/s/ Stephanie L. Gill
Name: Stephanie L. Gill
Title: Chief Legal Counsel